Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------X
IN RE                                    :        CHAPTER 11 CASE NO.
                                         :
MAGELLAN HEALTH SERVICES, INC., ET AL.,  :        03-40515 (PCB)
                                         :
DEBTORS.                                 :        (JOINTLY ADMINISTERED)
-----------------------------------------X


      MODIFICATIONS TO DEBTORS' THIRD AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------





                                                WEIL, GOTSHAL & MANGES LLP
                                                Attorneys for Debtors and
                                                Debtors in Possession
                                                767 Fifth Avenue
                                                New York, New York 10153
                                                (212) 310-8000





Dated: New York, New York
       September 25, 2003

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------X
IN RE                                    :        CHAPTER 11 CASE NO.
                                         :
MAGELLAN HEALTH SERVICES, INC., ET AL.,  :        03-40515 (PCB)
                                         :
DEBTORS.                                 :        (JOINTLY ADMINISTERED)
-----------------------------------------X


      MODIFICATIONS TO DEBTORS' THIRD AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------


                     The Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated August 18, 2003, of Magellan Health Services, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession, is amended as follows:

                     1. Section 1.72 of the Plan is amended to read in its entirety as follows:

                               "New Management Incentive Plan" means a
           management incentive plan for certain employees of the Reorganized Debtors, which plan will provide for (i) stock awards of shares of New Common Stock in an amount not to exceed a number of shares of New Common Stock equal to $2,000,000 divided by the average price per share paid by the Equity Investor for all MVS Securities (between 70,175 to 77,670 shares) and (ii) options to purchase up to a number of shares of New Common Stock which shall be equal to 15% of the shares of New Common Stock outstanding as of the Effective Date (including New Common Stock issued upon exercise of the Equity Subscription Rights and the options subject to the Management Incentive Plan and New Common Stock issued upon conversion of the MVS Securities issued in connection with the Investment).

                     2. Section 2.3 of the Plan is amended to delete the word "annual" in the sixth line thereof and substitute the word "quarterly" and to add the following at the end thereof:

                               Upon the Debtors' default in making a payment under the terms of the Plan, and upon providing the Debtors with written notice and a reasonable opportunity, but not less than 30 days, to cure such default, the Internal Revenue Service may institute collection action or pursue any and all available remedies without further leave of the Court.


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
                     3. Section 5.10 of the Plan is amended to delete the number "1,695,905" and insert the number "up to "2,771,169".

                     4. The Plan is also amended as follows:

                     a. Section 5.9 of the Plan is amended to read in its entirety as follows:

                               BOARD OF DIRECTORS. The number of directors on Reorganized Magellan's Board of Directors shall be fixed at nine (9) whose names shall be disclosed at or prior to the Confirmation Hearing. For purposes of the composition of Reorganized Magellan's initial Board of Directors: (1) one of the board members shall be the chief executive officer of Reorganized Magellan and shall have an initial three year term, (2) one of the board members shall satisfy relevant current and proposed rules and regulations of independence for audit committees and shall be selected by the Equity Investor and shall have a term of two years, (3) two of the board members shall be selected by the Equity Investor and shall have a term of one year (such directors specified in clause (1), (2) and (3), the "Class 1 Directors"); (4) one of the board members shall be the chief operating officer of Reorganized Magellan and shall have an initial term of two years, (5) one of the board members shall be selected by the Equity Investor and shall have a term of one year (such directors specified in clause (4) and (5), the "Class 2 Directors"); and (6) three (3) additional board members (each, a "Committee Director"), initially shall be selected by the Official Committee of which two shall be Michael Diament, who shall have a three year term, and Michael P. Ressner, who shall satisfy relevant current and proposed rules and regulations of independence for audit committees and have a three year term, and the third, who shall satisfy relevant current and proposed rules and regulations of independence for audit committees and have a three year term (such directors specified in clause (6), the "Class 3 Directors"). Until the expiration of the initial term of the Class 3 Directors, any vacancy in such class shall be filled by the vote of the remaining Class 3 Directors. During the three year period following the Effective Date, the Reorganized Debtors shall not modify the initial terms attributable to the seats on the Board of Directors.

                               On and after the Effective Date, Reorganized
           Magellan's Amended Certificate of Incorporation and Amended Bylaws, shall provide that until the Minimum Hold Condition is not met (i) the holders of the MVS Securities shall (x) vote as a separate class to elect the four (4) Class 1 Directors and (y) vote together with the holders of the New Common Stock to elect the two (2) Class 2 Directors and (ii) the three (3) Class 3 Directors shall be elected by the holders of New Common Stock voting as a separate class. Until the Minimum Hold Condition is no longer met, the holders of the MVS Securities shall be entitled to cast a number of votes equal to the aggregate number of shares of New Common Stock outstanding at the time of any vote. After the Minimum Hold Condition is not met the MVS Securities shall cease to have any special voting rights (i.e., each share of MVS Securities and New Common Stock shall have one vote per share and shall vote together on all matters submitted to


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
           stockholders, including the election of all members of the Board of Directors, as a single class in accordance with applicable law.

                               AFFILIATE TRANSACTIONS. Until the Minimum Hold Condition is not met, all transactions between Reorganized Magellan and any member of the Onex Group must be approved by a majority of the members of Reorganized Magellan's Board of Directors initially selected by the Official Committee and subsequently elected by the holders of New Common Stock, voting as a separate class.

                               TAG-ALONG RIGHTS. Until the earlier of (i) the third anniversary of the Effective Date and (ii) the date on which the Minimum Hold Condition is no longer met, no person within the Onex Group shall sell (except to another person or persons within the Onex Group), and R2 shall not sell (the Onex Group or R2, as applicable, is the "Seller"), in one transaction or a series of related transactions, shares of MVS Securities or New Common Stock representing more than 15% of the aggregate number of outstanding shares of MVS Securities and New Common Stock to one person or group (a "Proposed Purchaser"), unless (A) such sale (1) is pursuant to a bona fide underwritten public offering or other bona fide public distribution that is registered under the Securities Act or is deemed to occur outside of the United States pursuant to Regulation S under the Securities Act, (2) satisfies the requirements of Rule 144 under the Securities Act, other than by reason of satisfying the provisions of Rule 144(k) thereof, (3) is effected through "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or a transaction with a "market maker" as defined in Section 3(c)(38) of the Exchange Act or (4) is effected through a prepaid variable share forward contract or other derivative contract (such as those known as TRACES or SAILS), or (B) all holders of MVS Securities and New Common Stock other than the Seller are afforded the opportunity to participate in the transaction or series of transactions on the same per share terms as the Seller, which requirement shall be deemed satisfied if the sale by the Seller is pursuant to a tender offer by the Proposed Purchaser for New Common Stock, or (C) in the case of a sale of shares of MVS Securities or New Common Stock pursuant to a merger, consolidation, recapitalization or similar corporate transaction involving Reorganized Magellan, holders of MVS Securities and New Common Stock are entitled to receive the same per share consideration.

                               CO-INVESTMENT RIGHT. No person within the Onex Group, on the one hand, or R2, on the other hand, shall commence any tender offer for shares of New Common Stock unless whichever of the Onex Group member or R2 is making such tender offer affords the other the opportunity to participate in such tender offer as a bidder (whether or not R2 or the Onex Group elects to so participate) on the basis that shares purchased pursuant to such tender offer would be purchased by a person within the Onex Group and by R2 in proportion to the number of shares of MVS Securities and New Common Stock (without distinction as to class) beneficially owned by the Onex Group and by R2, respectively. For all purposes hereof, the Onex


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
           Group member shall be represented by the Equity Investor and R2 shall be represented by Amalgamated Gadget, L.P.

                               NO AMENDMENT. The Amended Certificate of
           Incorporation and Amended Bylaws shall provide that, on and after the Effective Date and until the Minimum Hold Condition is not met, none of the provisions of the Amended Certificate of Incorporation and the Amended Bylaws that implement the terms of the Settlement between R2 Investments, LDC and Magellan with respect to certain outstanding issues (the "R2 Settlement") which implicate the rights of the Class 3 Directors or R2 shall be amended without the approval of a majority of the Class 3 Directors, (e.g., the provisions related to the Class 3 Directors, Tag-Along Rights and the Affiliate Transactions). The definitive agreement relating to the "Co-Investment Right" provided for in Paragraph related to such rights shall provide that the terms of such agreement shall not be amended without the approval of both the Equity Investor and Amalgamated Gadget, L.P.

                               DEFINITIONS. For purposes of this Section 5.9, the following definitions apply:

                               (a) The terms "beneficial owner" and "group" have the meanings ascribed to such terms in the rules under Section 13(d) of the Securities Exchange Act of 1934, as amended.

                               (b) "Onex Group" means the persons to which MVS Securities could be transferred without conversion into New Common Stock pursuant to Section 1.67 of the Plan of Reorganization.

                               (c) "R2" means R2 Investments, LDC
           ("Investments"), a limited duration company organized and existing on the Effective Date under laws of the Cayman Island, Amalgamated Gadget, L.P. ("Amalgamated"), a limited partnership organized and existing on the Effective Date under the laws of the State of Texas and the investment manager of Investments, or any entity controlling, controlled by or under common control with Investments or Amalgamated, as well as any successor to all or substantially all the assets thereof, including any interest owned by R2 in the shares of capital stock of Magellan..

                     b. The modifications to the Plan as set forth in this Section shall only be effective if the Bankruptcy Court (as defined in the Plan) approves the R2 Settlement, unless otherwise agreed to by Magellan.

                     5. Section 6.10 of the Plan is amended to add the following sentence at the end thereof: "Confirmation of the Plan does not extinguish, waive or otherwise adversely affect the rights of the United States under 11 U.S.C. ss. 553."

Dated: New York, New York
September 25, 2003

                  Respectfully submitted,

                  MAGELLAN HEALTH SERVICES INC.

                  By: /s/ Mark S. Demilio
                      ---------------------------------
                      Name: Mark S. Demilio
                      Title: Executive President,
                             Chief Financial Officer

                  ADVANTAGE BEHAVIORAL SYSTEMS, INC.
                  ADVOCARE OF TENNESSEE, INC.
                  AGCA NEW YORK, INC.
                  AGCA, INC.
                  ALLIANCE HEALTH SYSTEMS, INC.
                  ALLIED SPECIALTY CARE SERVICES, LLC
                  CARE MANAGEMENT RESOURCES, INC.
                  CHARTER ALVARADO BEHAVIORAL HEALTH SYSTEM, INC.
                  CHARTER BAY HARBOR BEHAVIORAL HEALTH SYSTEM, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM AT FAIR OAKS, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM AT HIDDEN BROOK, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM AT POTOMAC RIDGE, INC. CHARTER BEHAVIORAL HEALTH SYSTEM OF COLUMBIA, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF DALLAS, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF DELMARVA, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF LAKE CHARLES, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF MASSACHUSETTS, INC. CHARTER BEHAVIORAL HEALTH SYSTEM OF NASHUA, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC.
                  THE CHARTER BEHAVIORAL HEALTH SYSTEM OF NORTHWEST INDIANA, LLC CHARTER BEHAVIORAL HEALTH SYSTEM OF PADUCAH, INC.
                  CHARTER BEHAVIORAL HEALTH SYSTEM OF TOLEDO, INC.
                  CHARTER BEHAVIORAL OF LAYAFETTE, INC.
                  CHARTER CENTENNIAL PEAKS BEHAVIORAL HEALTH SYSTEM, INC.

                  CHARTER FAIRMOUNT BEHAVIORAL HEALTH SYSTEM, INC. CHARTER FENWICK HALL BEHAVIORAL HEALTH SYSTEM, INC. CHARTER FOREST BEHAVIORAL HEALTH SYSTEM, INC.
                  CHARTER GRAPEVINE BEHAVIORAL HEALTH SYSTEM, INC. CHARTER HOSPITAL OF MOBILE, INC.
                  CHARTER HOSPITAL OF SANTA TERESA, INC.
                  CHARTER HOSPITAL OF ST. LOUIS, INC.
                  CHARTER LAKESIDE BEHAVIORAL HEALTH SYSTEMS, INC. CHARTER LINDEN OAKS BEHAVIORAL HEALTH SYSTEM, INC. CHARTER MEDICAL - CLAYTON COUNTY, INC.
                  CHARTER MEDICAL - LONG BEACH, INC.
                  CHARTER MEDICAL OF EAST VALLEY, INC.
                  CHARTER MEDICAL OF PUERTO RICO, INC.
                  CHARTER MILWAUKEE BEHAVIORAL HEALTH SYSTEM, INC. CHARTER MOB OF CHARLOTTESVILLE, INC.
                  CHARTER NORTHRIDGE BEHAVIORAL HEALTH SYSTEM, LLC
                  CMCI, INC.
                  CMFC, INC.
                  CMG HEALTH OF NEW YORK, INC.
                  CMG HEALTH, INC.
                  CONTINUUM BEHAVIORAL HEALTHCARE CORPORATION
                  CORRECTIONAL BEHAVIORAL SOLUTIONS OF INDIANA, INC. CORRECTIONAL BEHAVIORAL SOLUTIONS OF NEW JERSEY, INC. FLORIDA HEALTH FACILITIES, INC.
                  GPA OF PENNSYLVANIA, INC.
                  GREEN SPRING HEALTH SERVICES, INC.
                  GREEN SPRING OF PENNSYLVANIA, INC.
                  GROUP PLAN CLINIC, INC.
                  HAWAII BIODYNE, INC.
                  HUMAN AFFAIRS INTERNATIONAL OF PENNSYLVANIA, INC. IHEALTH TECHNOLOGIES, LLC
                  INROADS BEHAVIORAL HEALTH SERVICES OF TEXAS, LP LOUISIANA BIODYNE, INC.
                  MAGELLAN BEHAVIORAL HEALTH OF WASHINGTON, INC. MAGELLAN BEHAVIORAL HEALTH SYSTEMS, LLC
                  MAGELLAN BEHAVIORAL HEALTH, INC.
                  MAGELLAN BEHAVIORAL OF MICHIGAN, INC.
                  MAGELLAN CAPITAL, INC.
                  MAGELLAN CBHS HOLDINGS, INC.
                  MAGELLAN HRSC, INC.
                  MAGELLAN PUBLIC SOLUTIONS, INC.
                  MAGELLAN SPECIALTY HEALTH, INC.

                  MANAGED CARE SERVICES MAINSTAY OF CENTRAL PA, INC. MBC FEDERAL PROGRAMS, INC.
                  MBC NATIONAL SERVICE CORPORATION
                  MBC OF AMERICA, INC.
                  MBC OF NEW MEXICO, INC.
                  MBC OF TENNESSEE, INC.
                  MBC OF NEW YORK, INC., A NEW YORK INDEPENDENT
                  PRACTICE ASSOCIATION
                  MBC OF TENNESSEE, LLC
                  MBH CAPITAL, INC.
                  MBH OF PUERTO RICO, INC.
                  MERIT BEHAVIORAL CARE CORPORATION
                  MERIT BEHAVIORAL CARE OF FLORIDA, INC.
                  MERIT BEHAVIORAL CARE OF MASSACHUSETTS, INC.
                  MERIT INROADS BEHAVIORAL HEALTH
                  SERVICES OF ILLINOIS, LLC MERIT
                  INROADS BEHAVIORAL HEALTH SERVICES,
                  LLC NEW GPA, INC.
                  P.P.C GROUP, INC.
                  P.P.C., INC.
                  PERSONAL PERFORMANCE CONSULTANTS OF NEW YORK, INC. PREMIER HOLDINGS, INC.
                  VIVRA, INC.
                  WESTWOOD/PEMBROKE HEALTH SYSTEM LIMITED PARTNERSHIP.








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
                                BY:  MAGELLAN HEALTH SERVICE, INC., as agent
                                     and attorney-in-fact for each of the
                                     foregoing entities

                                     By: /s/ Mark S. Demilio
                                         --------------------------------------
                                         Name: Mark S. Demilio
                                         Title: Executive Vice President,
                                                Chief Financial Officer





Counsel:

Stephen Karotkin, Esq. (SK 7357)

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, NY 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Debtors and
 Debtors in Possession
















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